UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

DOUGHERTY’S PHARMACY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-27945

Delaware	75-2900905
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5924 ROYAL LANE, SUITE 250

DALLAS, TEXAS 75230

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 972-250-0945

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 2.02       Results of Operations and Financial Condition

On May 14, 2018, Dougherty’s Pharmacy, Inc. (the “Company”) issued a press release regarding its release of first quarter results for the period ended March 31, 2018.

Item 7.01       Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On May 14, 2018, the Company issued the attached press release reporting its financial results for the first quarter for the period ended March 31, 2018.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished herewith:

99.1       Press Release Dated May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2018

Dougherty’s Pharmacy, Inc.

By:	/s/ James C. Leslie
James C. Leslie Chairman, Chief Executive Officer, Interim President, and Interim Chief Financial Officer (Duly Authorized Principal Executive Officer and Principal Financial Officer)

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